                                                                    EXHIBIT 10.6

                          PUT AND CALL OPTION AGREEMENT

         This Put and Call  Option  Agreement  dated as of January 29, 2003 (the
"Agreement") is by and among St. Mary Land & Exploration Company, a Delaware corporation  ("St.  Mary"),  and Flying J Oil & Gas Inc., a Utah corporation
("FJOG") and Big West Oil & Gas Inc., a Utah corporation ("BWOG"), (FJOG and
BWOG are collectively referred to herein as "Flying J").

                                    RECITALS

         WHEREAS,  St.  Mary,  FJOG and BWOG  have  entered  into  that  certain
Purchase  and Sale  Agreement  dated as of December  13, 2002 (the "PSA") by and among FJOG, BWOG, NPC Inc., a Colorado  corporation,  and St. Mary, whereby upon the  closing  of the PSA St.  Mary  shall  issue  to FJOG  and  BWOG a total  of
3,380,818  shares (the  "Shares") of St. Mary common stock,  $0.01 par value per share (the "St. Mary Stock"); and

         WHEREAS,  as a  condition  to the Closing  and in  connection  with the issuance of such  Shares of St.  Mary  Stock,  St. Mary and Flying J have agreed that St.  Mary  shall  grant to FJOG and BWOG the right to require  St.  Mary to repurchase  such Shares,  and FJOG and BWOG shall grant to St. Mary the right to require  FJOG and BWOG to sell to St.  Mary  such  Shares,  under  the terms and conditions as set forth in this Agreement.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants and agreements contained herein and in the PSA, and for other good and valuable  consideration,  the  receipt  and  sufficiency  of  which  are  hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. Certain  Definitions.  For purposes of this  Agreement,  the
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following terms shall have the following respective meanings:

                  (a) "Call  Exercise  Notice" shall mean a written  notice,  in
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         substantially  the form of Exhibit B attached hereto,  from St. Mary to
         FJOG and BWOG with respect to the exercise of St. Mary's Call Option.

                  (b) "Call  Option"  shall mean St.  Mary's right and option to
                       ------------
         require FJOG and BWOG, on the terms and conditions set forth herein, to sell to St. Mary all of the Shares of St. Mary Stock  issued  under the
         PSA.

                  (c) "Person"   shall   mean   any   individual,   partnership,
                       ------
         corporation,   limited  liability  company,  association,  joint  stock
         company, trust, joint venture, other form of business organization,  or unincorporated organization.

                  (d) "Put  Exercise  Notice"  shall mean a written  notice,  in
                       ---------------------
         substantially the form of Exhibit A attached hereto, from FJOG and BWOG to St.  Mary with  respect  to the  exercise  of FJOG's  and BWOG's Put
         Option.

                  (e) "Put Option" shall mean FJOG's and BWOG's right and option
                       ----------
         to require St. Mary, on the terms and conditions  set forth herein,  to purchase  from FJOG and BWOG all of the Shares of St. Mary Stock issued under the PSA.

All  other  capitalized  terms  used  but not  defined  herein  shall  have  the respective meanings given to them in the PSA.

         Section 2. Grant of Put Option and Call Option.
                    -----------------------------------

                  (a) Put Option.  Subject to the terms and conditions set forth
                      ----------
         herein,  St. Mary irrevocably  grants and issues to FJOG and BWOG a Put
         Option whereby FJOG and BWOG shall have the right and option to require
         St. Mary to purchase from FJOG and BWOG, upon five days advance written notice by  delivering a Put Exercise  Notice,  all of the Shares of St.
         Mary Stock  issued to FJOG and BWOG  under the PSA at a purchase  price
         (the "Put Payment Price") of $71,593,795 together with interest thereon at the rate of two  percent  above  the  one-year  LIBOR  rate  (London
         InterBank Offered Rate) in effect at the closing (the "Closing") of the transaction  pursuant to which NPC Inc. has acquired  substantially all of the oil and gas assets of the FJOG and BWOG (the  "Acquisition") and with  such  interest  adjusted  on each  one  year  anniversary  of the
         Closing,  compounded annually,  with such interest due and payable upon exercise of the Put Option. It is the intention of the parties that St.
         Mary  shall pay to FJOG and BWOG for  exercise  of this Put  Option the exact amount, including both principal and interest, that FJOG and BWOG shall be  required  to pay to St.  Mary under the  Nonrecourse  Secured
         Promissory  Note dated  January 29, 2003.  It is further  intended that
         FJOG and BWOG  shall have the full right to offset all sums owed to St.
         Mary under the  Nonrecourse  Secured  Promissory  Note against sums St.
         Mary shall owe to FJOG and BWOG as a result of their  exercise  of this
         Put Option.  Notwithstanding  anything to the contrary contained in the foregoing, the Put Payment Price shall not however include any interest accrued on the Nonrecourse  Secured  Promissory Note from and after two years and six months  following the Closing or any default  interest on
         such  non-included   interest  or  the  costs  of  collection  of  such
         non-included interest. Such Put Option shall be exercisable at any time on or  before  the  date  that  the  loan by St.  Mary to FJOG and BWOG pursuant  to the  Nonrecourse  Secured  Promissory  Note  (the  "Note")
         matures and becomes repayable to St. Mary in full pursuant to the terms of the Note and shall be  exercisable  only for all, and not a portion,

         of the Shares of St. Mary Stock issued under the PSA.

                  (b) Call Option. Subject to the terms and conditions set forth
                      -----------
         herein,  FJOG and BWOG  irrevocably  grant and issue to St. Mary a Call
         Option whereby St. Mary shall have the right and option to require FJOG and BWOG to sell to St. Mary,  upon five days advance written notice by delivering a Call Exercise Notice,  all of the Shares of St. Mary Stock
         issued  to FJOG and BWOG  under  the PSA at a sales  price  (the  "Call
         Payment Price") of  $97,447,094.  Such Call Option shall be exercisable at any time on or before  the date that the Loan  matures  and  becomes repayable  to St.  Mary in full  pursuant  to the terms of the Note and shall be exercisable only for all, and not a portion,  of the Shares of
         St. Mary Stock issued under the PSA.

         Section 3.  Termination  of Put Option  and Call  Option.  Both the Put
                     --------------------------------------------
Option and the Call Option shall  terminate and be of no further force or effect at such time as the date that the Loan matures and becomes repayable to St. Mary in full  pursuant  to the  terms of the  Note,  or from and  after  any  earlier prepayment  of the Loan. In addition,  upon the exercise of the Put Option,  the
Call Option shall terminate,  and upon the exercise of the Call Option,  the Put
Option  shall  terminate.  The  time at which  the Put  Option  and Call  Option terminate shall be the "Expiration Time."

         Section 4. Exercise of Put Option.
                    ----------------------

                  (a) If at any time prior to the Expiration  Time FJOG and BWOG wish to exercise  their Put Option,  FJOG and BWOG shall  deliver a Put
         Exercise  Notice  to St.  Mary.  Such  Put  Exercise  Notice  shall  be effective  if and  only if it is  received  by St.  Mary  prior  to the
         Expiration Time.

                  (b) Within  five days after  delivery  to St.  Mary of the Put
         Exercise  Notice,  St.  Mary shall  offset  the full  amount of the Put
         Payment  Price for all of the Shares of St. Mary Stock issued under the
         PSA  and  to be  repurchased  by  St.  Mary,  against  the  outstanding indebtedness  of FJOG and BWOG to St.  Mary under the Note and FJOG and
         BWOG  shall  deliver  to  St.  Mary  a  certificate   or   certificates
         representing  all of the  Shares,  which shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

         Section 5. Exercise of Call Option.
                    -----------------------

                  (a) If at any time  prior  to the  Expiration  Time  St.  Mary wishes to  exercise  its Call  Option,  St.  Mary shall  deliver a Call
         Exercise  Notice to FJOG and BWOG.  Such Call Exercise  Notice shall be effective  if and only if it is  received by FJOG and BWOG prior to the
         Expiration Time.

                  (b) Within  five days after  delivery  to FJOG and BWOG of the
         Call Exercise Notice, St. Mary shall offset the full amount of the Call
         Payment  Price for all of the Shares of St. Mary Stock issued under the
         PSA  and to be  sold  by  FJOG  and  BWOG  to  St.  Mary,  against  the outstanding  indebtedness  of FJOG and BWOG to St. Mary under the Note, and to the extent that the Call Payment Price exceeds such  outstanding indebtedness  it shall be payable in cash as FJOG and BWOG shall direct in writing at least three  business days prior to the payment date, and
         FJOG and BWOG shall deliver to St. Mary a certificate  or  certificates representing  all of such Shares,  which shall be free and clear of all liens, claims, charges and encumbrances of any kind whatsoever.

         Section 6.  Transfers  of Shares of St. Mary  Stock.  In the event that
                     ---------------------------------------
while the Put Option and Call Option remain in effect FJOG or BWOG transfers any of the Shares of St. Mary Stock subject to this  Agreement,  which transfer must comply with the applicable transfer restrictions set forth in that certain Share
Transfer  Restriction  Agreement dated as of January 29, 2003 by and among FJOG,
BWOG,  and St.  Mary,  to any  Person  that is not a party  hereto or  otherwise subject to the terms and provisions  hereof,  such Person shall take such Shares subject to all of the terms and  provisions of this  Agreement and such transfer shall be  effective  if and only if such Person  executes and delivers a written agreement to St. Mary to the effect that such Person shall be bound by the terms of this Agreement as if such Person were an original party hereto.

         Section 7. Stock Certificate  Legend. For so long as the Put Option and
                    -------------------------
Call Option remain in effect,  each  certificate  representing the Shares of St.
Mary Stock  subject to this  Agreement  shall bear, in addition to any legend or legends  required  by  applicable  securities  laws  and  any  other  agreements pertaining to such Shares, a legend in substantially the following form:

                  THE SHARES  REPRESENTED BY THIS CERTIFICATE ARE
                  SUBJECT  TO THE  PROVISIONS  OF A PUT AND  CALL
                  OPTION  AGREEMENT  DATED  JANUARY  29, 2003, BY
                  AND AMONG THE COMPANY AND CERTAIN  STOCKHOLDERS
                  OF  THE  COMPANY.  A COPY OF  SUCH PUT AND CALL
                  OPTION  AGREEMENT IS ON  FILE AT THE  PRINCIPAL
                  OFFICE OF THE COMPANY WHERE IT MAY BE INSPECTED.

         Section 8.  Injunctive  Relief  and  Specific  Performance.  Each party
                     ----------------------------------------------
hereto hereby  acknowledges  and agrees that irreparable harm would occur in the event any of the  provisions of this  Agreement were not performed in accordance with their specific terms or were otherwise breached,  and that damages would be an inadequate  remedy for a breach of this  Agreement.  Therefore,  it is agreed that the parties  shall be entitled to  specific  relief  hereunder,  including, without limitation,  an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and an order of specific  performance of the terms and provisions of this Agreement, in addition to any other remedy to which they may be entitled at law or in equity.  Any  requirements for the securing or posting of any bond in  connection  with  obtaining  any such  remedy are hereby waived.

         Section 9.  Representations  and  Warranties of Flying J. To induce St.
                     --------------------------------------------
Mary  to  enter  into  this  Agreement  and  to  consummate   the   transactions
contemplated  hereby,  each of FJOG and BWOG represents and warrants to St. Mary as follows:

                  (a) Binding Agreement. The execution, delivery and performance
                      -----------------
         of this Agreement by such party and the  consummation  by such party of the  transactions  contemplated  hereby  have  been  duly  and  validly authorized by all necessary corporate action on the part of such party.
         This Agreement has been duly executed and delivered by such party, and, assuming the valid authorization,  execution and delivery hereof by St.
         Mary,  is a valid and binding  obligation  of such  party,  enforceable against  such  party in  accordance  with  its  terms,  except  as such enforcement may be limited by bankruptcy,  insolvency,  reorganization, moratorium,  and  other  similar  laws  affecting  or  relating  to the enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

                  (b) Execution;  No  Violations.  The execution and delivery of
                      --------------------------
         this  Agreement  by such party does not, and the  consummation  by such party of the transactions  contemplated hereby will not: (i) violate or conflict  with  the  organizational  documents  of  such  party  or any agreement,  order, injunction,  decree, or judgment to which such party is a party or by which such party or any of its  respective  properties is bound;  or (ii) violate any law,  rule or  regulation  applicable to such party.

                  (c) Governmental and Other Consents.  No consent,  approval or
                      -------------------------------
         authorization of, or designation,  registration,  declaration or filing with, any  governmental  entity or third Person is required on the part of such party in  connection  with the  execution  or  delivery of this
         Agreement or the  consummation by it of the  transactions  contemplated hereby.

         Section 10.  Representations and Warranties of St. Mary. To induce FJOG
                      ------------------------------------------
and BWOG to  enter  into  this  Agreement  and to  consummate  the  transactions contemplated  hereby,  St.  Mary  represents  and  warrants  to FJOG and BWOG as follows:

                  (a) Binding Agreement. The execution, delivery and performance
                      -----------------
         of this Agreement by St. Mary and the  consummation  by St. Mary of the transactions  contemplated hereby have been duly and validly authorized by all  necessary  corporate  action  on the  part  of St.  Mary.  This
         Agreement  has been duly  executed  and  delivered  by St.  Mary,  and, assuming the valid authorization,  execution and delivery hereof by the other parties  hereto,  is a valid and binding  obligation of St. Mary, enforceable  against St. Mary in accordance  with its terms,  except as
         such   enforcement   may  be   limited   by   bankruptcy,   insolvency,
         reorganization,   moratorium,  and  other  similar  laws  affecting  or
         relating to the  enforcement  of  creditors'  rights  generally  and by general principles of equity (whether applied in a proceeding at law or in equity).

                  (b) Execution;  No  Violations.  The execution and delivery of
                      --------------------------
         this Agreement by St. Mary does not, and the  consummation  by St. Mary of the  transactions  contemplated  hereby  will not:  (i)  violate  or
         conflict  with  the  organizational   documents  of  St.  Mary  or  any
         agreement, order, injunction,  decree, or judgment to which St. Mary is a party or by which St. Mary or any of its properties is bound; or (ii)
         violate any law, rule or regulation applicable to St. Mary.

                  (c) Governmental and Other Consents.  No consent,  approval or
                      -------------------------------
         authorization of, or designation,  registration,  declaration or filing with, any  governmental  entity or third Person is required on the part of St.  Mary in  connection  with the  execution  or  delivery  of this
         Agreement or the  consummation by it of the  transactions  contemplated hereby.

                  (d) No Impairment of Capital.  No impairment to the capital of
                      ------------------------
         St. Mary exists on the date of this  Agreement  or on the date that the transactions  contemplated  by this Agreement  shall be performed.  St.
         Mary's  execution  and  performance  of the  PSA and  other  agreements referenced  therein,  including  this  agreement  will not  impair  the capital of St. Mary.

         Section 11. Miscellaneous.
                     -------------

                  (a)   Notices.    All   notices,    consents,    instructions,
                        -------
         authorizations,  waivers and other communications required or permitted by this Agreement  shall be in writing and unless  specified  otherwise herein shall be deemed duly given to a party when (i)  delivered to the appropriate  address  by hand  or by  nationally  recognized  overnight courier service (costs prepaid);  (ii) sent by facsimile or e-mail with confirmation of transmission by the  transmitting  equipment;  or (iii)
         received or  rejected  by the  addressee,  if sent by  certified  mail, return  receipt  requested,  in each case to the  addresses,  facsimile numbers or e-mail  addresses  and marked to the attention of the person
         (by name or title)  designated  in the PSA (or to such  other  address, facsimile number,  e-mail address or person as a party may designate by notice to the other parties).

                  (b) Entire  Agreement.  This  Agreement  sets forth the entire
                      -----------------
         understanding of the parties with respect to the subject matter hereof.

                  (c) Binding Effect.  This Agreement shall inure to the benefit
                      --------------
         of, and shall be binding upon, the parties hereto and their  respective successors and permitted assigns. Nothing in this Agreement,  expressed or implied,  is intended to confer on any Person other than the parties hereto or their respective successors and permitted assigns any rights, remedies,  obligations  or  liabilities  under  or by  reason  of  this
         Agreement.

                  (d) Assignment. No party may assign its rights or delegate its
                      ----------
         obligations  hereunder  (whether  voluntarily,   involuntarily,  or  by
         operation  of law)  without  the  prior  written  consent  of the other parties  except that if FJOG and BWOG shall  transfer their interest in the St.  Mary  Stock to  Flying J Inc.  in  accordance  with the  Share
         Transfer  Restriction  Agreement  between the  Parties  hereto then the rights  and  obligations  of FJOG and BWOG  herein may be  assigned  to
         Flying J Inc.  without the  consent of the other  parties  hereto.  Any attempted  assignment  proscribed  hereby  shall be null and void.

                  (e) Further Assurances. The parties agree that at any time and
                      ------------------
         from time to time,  upon the  written  request of a party,  the parties will  execute and deliver such  further  documents  and do such further acts and things as reasonably  requested to effect the purposes of this
         Agreement.

                  (f)  Amendments.  This  Agreement  may be  amended  only by an
                       ----------
         agreement in writing executed by each of the parties hereto.

                  (g) Waiver.  The  observance of any term of this Agreement may
                      ------
         be waived  only with the  written  consent  of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

                  (h)  Governing  Law. This  Agreement  shall be governed by and
                       --------------
         construed and  interpreted in accordance  with the laws of the State of
         Colorado,  without regard to any conflict of laws  provisions  thereof, except that the  Delaware  General  Corporation  Law shall govern as to matters of corporate  law  pertaining  to St. Mary and the Utah Revised
         Business  Corporation  Act shall govern as to matters of corporate  law pertaining to FJOG and BWOG.

                  (i)  Jurisdiction and Venue. The parties hereto agree that any
                       ----------------------
         actions,  suits  or  proceedings  arising  out of or  relating  to this
         Agreement,  the  transactions   contemplated  hereby  or  any  document
         referred  to herein  shall be  brought  solely and  exclusively  in the courts  of the  State of  Colorado  located  in the City and  County of
         Denver,  Colorado  and/or the  courts of The  United  States of America located  in the City and County of Denver,  Colorado  (and the  parties agree not to commence any action,  suit or proceeding  relating thereto except in such courts),  and further agree that service of any process, summons,  notice or document by U.S.  registered mail to the respective addresses  referred  to in  Section  11(a)  hereof  shall be  effective service of process  for any such  action,  suit or  proceeding  brought against  any  party in any such  court.  The  parties  irrevocably  and unconditionally  waive  any  objection  to the  laying  of venue of any action,  suit  or  proceeding  arising  out of  this  Agreement  or the transactions  contemplated  hereby,  in  the  courts  of the  State  of
         Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such  court  that any such action,  suit or proceeding  brought in any such court has been brought in an inconvenient forum.

                  (j)  Severability.   If  any  term,  provision,   covenant  or
                       ------------
         restriction  of  this  Agreement  is  held  by  a  court  of  competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms,  provisions,  covenants and restrictions of this  Agreement  shall  remain in full force and effect and shall in no way be  affected,  impaired or  invalidated,  and the term,  provision,
         covenant  or  restriction   that  is  held  to  be  invalid,   void  or
         unenforceable  shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term,  provision, covenant or restriction in a valid and enforceable manner.

                  (k)  Attorney  Fees.  If any  action  at law or in  equity  is
                       --------------
         necessary  to enforce or  interpret  the terms of this  Agreement,  the prevailing party shall be entitled to recover reasonable attorney fees, costs and  necessary  disbursements  in addition to any other relief to which such party may be entitled.

                  (l) Adjustments in Capitalization. The number of shares of St.
                      -----------------------------
         Mary Stock subject to this Agreement shall be subject to  proportionate and appropriate  adjustment in the event of any change in the number of outstanding  shares of St.  Mary Stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by St. Mary.

                  (m) Headings. The headings,  subheadings and other captions of
                      --------
         this Agreement are for  convenience and reference only and shall not be used in interpreting,  construing or enforcing any of the provisions of this Agreement.

                  (n) Counterparts and Facsimile Signatures.  This Agreement may
                      -------------------------------------
         be executed in any number of  counterparts,  and signature pages may be delivered by facsimile transmission.

         IN WITNESS  WHEREOF,  this Put and Call Option  Agreement has been duly executed  on  behalf of each of the  parties  hereto  by their  duly  authorized representatives as of the date first above written.

ST. MARY LAND & EXPLORATION COMPANY,
a Delaware corporation

By:/s/ MILAM RANDOLPH PHARO
   --------------------------------------
   Milam Randolph Pharo, Vice President -
   Land and Legal

FLYING J OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President

BIG WEST OIL & GAS INC.,
a Utah corporation

By:/s/ JOHN R. SCALES
   --------------------------------------
   John R. Scales, President